Exhibit 99.1

Vycor Medical, Inc. Reports First Quarter 2014 Results

Revenue up 55% over first quarter 2013

Vycor Medical Division Revenue Up 102% over same period 2013

Non-GAAP Net Operating Loss reduced by 29%

BOCA RATON, FL (May 15, 2014) – Vycor Medical, Inc. (“Vycor”) (OTCQB—VYCO), today announced financial results for the first quarter of 2014.

Company Highlights - First Quarter

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ViewSite Brain Access System (VBAS) gained further traction through product approval in 12 new U.S. hospitals during the quarter and is now approved in more than 170 hospitals in the U.S. with additional hospitals in the approval process.

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Additional US distributors were added, bringing the total number of sales reps covering VBAS in the US to approximately 101.

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Internationally, Vycor Medical entered into evaluation agreements with distributors in France and Russia with advanced discussions with distributors in Brazil and India.

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Presentation of two abstracts by Weill Cornell Medical Center at the North American Skull Base Society 24th Annual Meeting in San Diego, further confirming the clinical superiority of the VBAS device.

•

NovaVision soft-launched the first commercial release of its new saccadic eye training therapy, to be marketed in the U.S. as NeuroEyeCoach™, the first commercially available saccadic therapy deliverable via the web to patients’ computers in their own homes. The therapy is now available through the web site www.NeuroEyeCoach.com.

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The Company was granted 2 additional patents and now has 40 issued patents and 15 pending patents. Furthermore, it enforced its patent rights invalidating an international competitor’s previously issued patent.

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The Company completed its largest fundraise to date. During the first quarter Vycor raised $4,070,140 with net proceeds of $3,635,651, and subsequent to the quarter end closed the Offering at the maximum gross amount of $5,000,000, including exercising an overallotment due to investor demand. The Company is now well capitalized to execute on its clearly articulated strategic plan for both divisions.

Financial Results - First Quarter

For the first quarter of 2014, the Company reported revenue of $358,122, a 55% increase compared to $231,674 for the same period in 2013. The Vycor Medical division (VBAS) generated revenue of $263,711, a 102% increase compared to the same period in 2013, reflecting growth both in the US and internationally. Gross profit for 2014 was $315,165 compared to $201,655 in 2013, a margin of 88% in 2014 compared to 87% in 2013.

	Three months ended March 31,		%
	2014	2013	change

Revenue
Vycor Medical	$263,711	$130,665	102%
NovaVision	94,411	101,009	-7%

Total Revenue	$358,122	$231,674	55%

Gross Profit
Vycor Medical	$233,408	$116,279	101%
NovaVision	81,757	85,377	-4%

Total Gross Profit	$315,165	$201,656	56%

On a non-GAAP basis (see below), the Company reported Operating Expenses for the first quarter of 2014 of $635,893 compared to $654,535 in 2013, a non-GAAP net operating loss for the quarter of $320,728 compared to $452,879 in 2013, a reduction of 29%, and a non-GAAP net comprehensive loss of $368,851 compared to $495,772 in 2013.

Cash and cash equivalents were $2,707,089 at March 31, 2014, with additional net proceeds of $837,190 from the final Offering close on April 24, 2014.  Non-GAAP Shareholder’s Equity was $1,263,701.

Peter Zachariou, Chief Executive Officer of Vycor, commented: “Vycor continues to grow its base of hospitals and surgeons using our VBAS system, and we made solid progress in expanding our sales channels, positioning us to deliver our articulated growth and marketing strategy. Vycor Medical’s plan is focused on: further penetration of the U.S. market; securing additional clinical and scientific data to support our technology; growing our international footprint; and new product development, in particular two smaller VBAS models and a suite of image-guided system fully compatible devices. NovaVision’s is centered around enabling penetration of its very significant target market by: finalising development to allow the provision of the therapy at a greatly reduced cost and allow for much greater scalability; and the introduction of a new therapy module, NeuroEyeCoach, into the patient’s overall visual therapy rehabilitation regime, thereby broadening the overall benefits to them. We are also focused on rolling out our VRT diagnostic licensing model with rehabilitation centers.”

Reconciliation of Non-GAAP Information

Management uses certain non-GAAP financial measures (including non-GAAP operating expenses and non-GAAP net loss and loss per share), which exclude non-cash amortization of acquired intangible assets, non-cash stock-based, one-time Offering costs and the change in value of derivative warrant liability. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to analyze further, and more consistently, the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

On a GAAP basis the Company reported Operating Expenses for the first quarter of 2014 of $1,307,704, a net operating loss of $992,539 and a net comprehensive loss of $788,010, or $0.09 per share.

Vycor’s GAAP operating costs for the first quarter of 2014 include non-cash amortization of acquired intangible assets ($58,617), non-cash stock compensation charges ($168,655), and one-time offering costs ($444,539). Vycor’s other income includes change in the value of warrant derivative liability ($253,284) and Vycor’s Comprehensive Loss includes foreign currency translation adjustment ($632). The Company is providing additional non-GAAP financial measures that exclude these charges and expenses, and reconciliation of GAAP to non-GAAP results is provided in the tables included in this release.

On a non-GAAP basis, taking into account these adjustments, the Company reported Operating Expenses for the first quarter of 2014 of $635,893, a non-GAAP net operating loss of $320,728 and a non-GAAP net comprehensive loss of $369,851, or $0.04 per share.

On a GAAP basis the Company reported Shareholders’ Deficiency of $247,332. This includes the recording of a derivative liability related to the issuance of Series A Warrants and Placement Warrants in connection with the Offering of $1,511,033. The Company is providing additional non-GAAP financial measures that exclude this derivative liability, and reconciliation of GAAP to non-GAAP results is provided in the tables included in this release. On a non-GAAP basis, taking into account this adjustment, the Company reported Shareholders’ Equity of $1,263,701.

VYCOR MEDICAL, INC.

Consolidated Statements of Comprehensive Loss

(unaudited)

	For the year ended March 31,
	2014	2013

Revenue	$358,122	$231,674

Cost of Goods Sold	42,957	30,018

Gross Profit	315,165	201,656

Operating expenses:
Research and development	15,356	31,350
Depreciation and Amortization	94,096	86,269
General and administrative	1,198,252	683,658

Total Operating expenses	1,307,704	801,277

Operating loss	(992,539)	(599,621)

Other income (expense)
Interest expense: Related Party	(33,829)	(28,967)
Interest expense: Other	(14,294)	(13,926)
Unrealized gain in change in value of derivative liability	253,284	—
Total Other Income (expense)	205,161	(42,893)

Net Loss	(787,378)	(642,514)

Comprehensive Income (Loss)
Foreign Currency Translation Adjustment	(632)	(20,158)

Net Comprehensive Loss	$(788,010)	$(662,672)

Comprehensive Loss Per Share
Basic and diluted	$(0.09)	$(0.11)

Weighted Average Number of Shares Outstanding	8,995,082	5,947,998

VYCOR MEDICAL, INC.

Non-GAAP Reconciliation of Operating Loss and Net Comprehensive Loss

	For the three months ended March 31,
	2014	2013

GAAP Operating Expenses	$1,307,704	$801,277

Non-cash amortization of acquired intangible assets (1)	(58,617)	(58,617)
Non-cash stock-based compensation (2)	(168,655)	(88,125)
Offering Costs (3)	(444,539)	—

Total Non-GAAP Operating Expense Adjustments	(671,811)	(146,742)

Non-GAAP Operating Expenses	$635,893	$654,535

GAAP Operating Loss	$(992,539)	$(599,621)

Non-GAAP Operating Expense Adjustments, as above	671,811	146,742

Non-GAAP Operating Loss	$(320,728)	$(452,879)

GAAP Net Comprehensive Loss	$(788,010)	$(662,672)

Non-GAAP Operating Expense Adjustments, as above	671,811	146,742
Change in value of derivative liability (4)	(253,284)	—
Foreign currency translation adjustment (5)	632	20,158

Non-GAAP Net Comprehensive Loss	$(368,851)	$(495,772)

Non-GAAP Loss Per Share
Basic and diluted	$(0.04)	$(0.08)

Weighted Average Number of Shares Outstanding	8,995,082	5,947,998

Non-GAAP Reconciliation of Shareholder's Equity (Deficiency)

March 31, 2013

GAAP Additional Paid-in Capital	$17,617,736

Derivative Liability: Warrants (4)	1,511,033

Non-GAAP Additional Paid-in Capital	$19,128,769

GAAP Shareholder's Deficiency	$(247,332)

Derivative Liability: Warrants, as above	1,511,033

Non-GAAP Shareholder's Equity	$1,263,701

_________________________________________________________________________

(1) Non-Cash Amortization on acquired intangible assets. These are non-cash charges related to acquired intangible assets such patents and software which can be impacted by the timing and magnitude of acquisitions. We consider our operating results without these charges when evaluating our ongoing costs and performance, and therefore exclude such charges when presenting non-GAAP financial measures.

(2) Non-Cash Stock-based compensation expense consists of expense relating to stock-based awards issued to employees, outside directors and non employees including stock options, restricted common stock, and warrants. Because of varying available valuation methodologies, subjective assumptions and the fact that these amounts vary in size and timing, we believe that the exclusion of stock-based compensation expense allows for a more accurate comparison of our financial results to previous periods. In addition, we believe it is useful to investors to understand the specific impact of stock-based compensation expenses on our operating results.

(3) Offering Costs comprises the broker commissions, banking fees, legal fees and other costs associated with the four separate closings of an offering of units of Common Stock and Warrants (the "Offering") during the three months ended March 31, 2014. These costs are one-time for the period of the Offering and are disregarded by management in evaluating and predicting earnings trends and are therefore excluded by us when presenting non-GAAP financial measures.

(4) Derivative Liability: Warrant. The Company accounts for the 2,062,108 Series A Warrants and Placement Agent Warrants issued in connection with or as a result of the Offering (all as defined in Note 6) in accordance with the guidance contained in ASC 815-40-15-7D, whereby under that provision, because they have anti-dilution rights, they do not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classifies the warrant instrument as a liability at its fair value and adjusts the instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised or until the anti-dilution provisions contained within the warrant agreements expire, and is classified in the balance sheet as a current liability. Because this treatment is limited in time and is calculated using subjective valuation assumptions, we believe that the exclusion of the derivative liability on the balance sheet, and the change in valuation on the statement of operations, allows for a more accurate reflection of our financial result, and has therefore been excluded by us when presenting non-GAAP financial measures.

(5) Foreign currency translation adjustment comprises the difference in period-to-period translation of intercompany loans to foreign subsidiaries. We consider our operating results without these translation adjustments when evaluating our ongoing costs and performance, and therefore exclude these adjustments when presenting non-GAAP financial measures.

About Vycor Medical, Inc.

With corporate headquarters in Boca Raton, FL, Vycor Medical, Inc. (“Vycor”) is a publicly traded company (OTC Bulletin Board: VYCO) dedicated to providing the medical community with innovative and superior neurosurgical and neurotherapeutic solutions and has a growing portfolio of FDA-cleared medical solutions that are changing and improving lives every day. The Company operates two business units: Vycor Medical and NovaVision, both of which adopt a minimally or non-invasive approach. Both technologies have exceptional sales growth potential, address large potential markets, have the requisite regulatory approvals and are commercialized and generating revenue.

Vycor Medical’s flagship, ViewSite™ Surgical Access Systems (VBAS) is a suite of clear cylindrical minimally invasive disposable devices that hold the potential for speedier, safer and more economical brain surgeries and a quicker patient discharge.  VBAS is designed to optimize neurosurgical site access, reduce patient risk, accelerate recovery and add tangible value to the professional medical community. The company is ISO 13485:2003 compliant, has U.S. FDA 510(k) clearance for brain and spine surgeries and full regulatory approvals for brain in Australia, Canada, China, Europe (EU – Class III), and Japan and is seeking or has partial regulatory approvals in India, Korea, Russia, Taiwan and Vietnam. For an overview of Vycor Medical’s VBAS see http://player.vimeo.com/video/39766887

NovaVision develops and provides science-driven neurostimulation therapy and other medical technologies that help improve and partially restore sight in patients with neurological vision impairments.  The company’s proprietary Visual Restoration Therapy® (VRT) platform is clinically supported to improve lost vision resulting from stroke, traumatic brain injury (“TBI”), or other acquired brain injuries. VRT is the only FDA 510K cleared medical device in the U.S. aimed at the restoration of vision for neurologically induced vision loss and can be prescribed by any ophthalmologist, optometrist, neurologist or physiatrist.  VRT also has CE Marking for the EU. NovaVision also provides Neuro-Eye Therapy (NeET) in the EU, aimed at increasing visual sensitivity deep within the field defect.

In March 2014 the Company soft-launched NeuroEyeCoach™ in the US, which is the first commercially available saccadic therapy deliverable via the web to patients’ computers at their own homes. The program is supported by more than four decades of scientific findings and was developed as collaboration between the Company, and Josef Zihl, a NovaVision Scientific Advisor and world thought leader in saccadic training and the pioneer of this computer based training technique. The program is designed to result in a meaningful improvement in the patients visual search performance resulting in improvements in their navigation and object finding skills. Given that NeuroEyeCoach™ addresses the patient’s difficulty with their eye movements and their ability to integrate visual information while VRT focuses on the restoration of lost vision the two therapies are highly complementary. For an overview of NovaVision see http://player.vimeo.com/video/39765566

For the latest information on the company, including media and other coverage, and to learn more, please go online at www.vycormedical.com or www.novavision.com.

Safe Harbor Statement

Information in this document constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast", "anticipate", "estimate", "project", "intend", "expect", "should", "believe", and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to known and unknown risks, uncertainties and other factors which could cause Vycor Medical's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in Vycor Medical’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to Vycor Medical herein are expressly qualified in their entirety by the above-mentioned cautionary statement. Vycor Medical disclaims any obligation to update forward-looking statements contained in this estimate, except as may be required by law.

Vycor Medical, Inc Investor Contacts:

Hayden IR

Brett Maas, Managing Partner

(646) 536-7331

brett@haydenir.com

Or

Cameron Donahue, Partner

(651) 653-1854

cameron@haydenir.com